UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2005


                             WORLD HEART CORPORATION
             (Exact name of registrant as specified in its charter)

        Ontario                   000-28882                         N/A
    (State or other              (Commission                   (IRS Employer
    jurisdiction of             File Number)                Identification No.)
    incorporation)

                                7799 Pardee Lane
                            Oakland, California 94621
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (510) 563-5000


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On June 28, 2005, World Heart Corporation (the "Company") issued a press release announcing that at Yale-New Haven Hospital in Connecticut, a heart-failure patient became the first patient in the United States to be successfully weaned from the Company's Novacor left ventricular assist system.

A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)   Exhibits.

       The following exhibit is being filed herewith:

Exhibit No.  Exhibit
--------     ----
99.1 Press Release, dated June 28, 2005, announcing the First Patient in the United States to be Successfully Weaned From the Novacor Left Ventricular Assist System.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 29, 2005

                                     WORLD HEART CORPORATION



                                     By:  /s/ Richard Juelis
                                          -------------------------------------
                                          Name:    Richard Juelis
                                          Title:   Vice President, Finance and
                                                   Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Exhibit
--------    -----
99.1        Press Release, dated June 28, 2005, announcing the First Patient in the United States to be Successfully Weaned From the Novacor Left
            Ventricular Assist System.